Troy Wilson, Ph.D., J.D. President and CEO May 2016 Exhibit 99.2

Forward-looking statements This presentation contains forward-looking statements. Such statements include, but are not limited to, statements regarding our research, pre-clinical and clinical development activities, plans and projected timelines for tipifarnib, and our other programs, plans regarding regulatory filings, our expectations regarding the relative benefits of our product candidates versus competitive therapies, and our expectations regarding the therapeutic and commercial potential of our product candidates. The words “believe,” “may,” “will,” “estimate,” “plan”, “continue,” “anticipate,” “intend,” “expect,” “potential” and similar expressions (including the negative thereof), are intended to identify forward-looking statements. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: our future preclinical studies and clinical trials may not be successful; the U.S. Food and Drug Administration (FDA) may not agree with our interpretation of the data from clinical trials of our product candidates; we may decide, or the FDA may require us, to conduct additional clinical trials or to modify our ongoing clinical trials; we may experience delays in the commencement, enrollment, completion or analysis of clinical testing for our product candidates, or significant issues regarding the adequacy of our clinical trial designs or the execution of our clinical trials may arise, which could result in increased costs and delays, or limit our ability to obtain regulatory approval; our product candidates may not receive regulatory approval or be successfully commercialized; unexpected adverse side effects or inadequate therapeutic efficacy of our product candidates could delay or prevent regulatory approval or commercialization; we may not be able to obtain additional financing.   New risk factors and uncertainties may emerge from time to time, and it is not possible for Kura’s management to predict all risk factors and uncertainties. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Other risks and uncertainties affecting us are described more fully in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Corporate Overview Advance pipeline of targeted therapeutics for solid tumors and blood cancers Utilize precision medicine approaches to identify patients most likely to benefit from treatments; fast-to market strategy Development Strategy Experienced Team Pipeline Solid Financials Key roles in oncology R&D at both biotech and pharma Members of team have worked together since 2007 at Intellikine and Wellspring Biosciences Lead product candidate, tipifarnib, in multiple Phase 2 trials; additional Phase 2 trial planned Potential to initiate first pivotal study in 2017/18 Preclinical programs advancing; anticipate KO-947 IND 2Q 2016 $78.5M cash as of March 31, 2016* Resources expected to fund current operations into 2018 * Includes Cash, Cash Equivalents, and Short-Term Investments

Diverse Development Pipeline PROGRAM LEAD OPTIMIZATION PRECLINICAL PHASE 1 PHASE 2 HRAS Mutant Solid Tumors Peripheral T Cell Lymphoma MAPK Pathway Tumors Acute Leukemias Lower Risk Myelodysplastic Syndromes Multiple Opportunities to Position Tipifarnib for Registration-Enabling Phase 3 Program in 2017/2018 Chronic Myelomonocytic Leukemia Tipifarnib Farnesyl Transferase Inhibitor KO-947 ERK Inhibitor Menin-MLL Inhibitor

Tipifarnib – LEAD Product CANDIDATE Licensed worldwide rights in oncology from Janssen Broad development program, which preceded precision medicine approach Studied in > 5,000 patients Generally well-tolerated Objective responses observed in multiple unselected patient populations Evidence of durable clinical benefit Multiple Phase 2 shots on goal to support potential registration-enabling Phase 3 development Potential to Select Indications for Advancement to Pivotal Study HRAS Mutant Tumors PTCL Lower Risk MDS Preclinical Data HRAS as a companion diagnostic Prior Phase 2 experience Potential Biomarkers Prior Phase 2 experience Potential Biomarkers Indication Rationale CMML Prior Phase 2 experience Potential Biomarkers

Mechanism of action of Tipifarnib Geranylgeranyl transferase Alternative prenylation of KRAS and NRAS Tipifarnib Targets of FT include members of the RAS superfamily of small GTP-binding proteins critical to cell cycle progression Farnesyl transferase KRAS NRAS HRAS Cell membrane Tumors with KRAS and NRAS mutations are less sensitive to FTIs HRAS is solely dependent on farnesylation Blocking farnesylation prevents membrane localization Farnesyltransferase (FT) attaches farnesyl group to proteins, facilitating their localization to the inner membrane KRAS and NRAS have an alternate pathway in geranylgeranylation KRAS NRAS HRAS

Tipifarnib MOA supports development In HRAS mutant solid Tumors Growth and survival of normal cells is driven by growth factor interaction with cell receptors and intracellular signaling Mutation of HRAS protein can switch signaling into a permanently “on” state, driving tumor growth and proliferation Blocking farnesylation prevents membrane localization of HRAS, disrupting cellular signaling and inhibiting tumor growth

Overview – HRAS mutant solid tumors What are HRAS Mutant Tumors? HRAS mutant solid tumors include salivary gland, urinary tract, cervical, upper aerodigestive tract and other cancers Estimated annual incidence of approximately 8,000 patients in U.S. Prognosis varies with certain histologies having very poor prognoses with limited treatment options HRAS mutant salivary gland cancers have no effective treatment Multiple HRAS mutant tumor types constitute an unmet medical need Prognosis

Rationale and design of phase 2 trials in hras mutant tumors Rationale: HRAS has potential to be driver oncogene (Costello Syndrome, urothelial cancer) Tipifarnib is active in PDX models of HRAS mutant tumors Design of Current Phase 2 Clinical Trials: Primary Objective: ORR 18 patient Phase 2 study with Simon two-stage design (11+7); 2 responses required after the first 11 evaluable patients to proceed to stage 2 Kura is supporting an investigator-sponsored Phase 2 study (urothelial cancer) Dosing at 900 mg bid for 7 days in alternate week dosing Vehicle Tipifarnib (80 mg/kg bid) Vehicle Tipifarnib (80 mg/kg bid)

Development of Tipifarnib in hematology / oncology Disorders Previous clinical activity observed across multiple hematologic malignancies, including: Lymphomas Leukemias Myeloproliferative disorders Myelodysplastic diseases Multiple farnesylated proteins / pathways implicated in heme/onc disorders Evaluate prior clinical data and samples where available Develop biomarker hypotheses Confirm clinical activity Validate biomarker hypotheses Biomarker Strategies Potential to improve response rate and duration of response Potential to extend IP protection Commercial competitive advantage Potential to reduce clinical development risk

Overview – peripheral t-cell lymphoma What is PTCL? Peripheral T-cell lymphomas (PTCLs) are a diverse group of usually aggressive non-Hodgkin lymphomas Characterized by the presence of malignant T-cells or natural killer (NK) cells Estimated annual U.S. incidence of approximately 5,000 patients Overall prognosis is poor with 5 year OS approximately 35% Clear unmet need as few treatment options provide durable benefit Agent# N Prior Therapy median CR (%) ORR (%) Median PFS/TTP (mos) Median OS (mos) 120 2 11 26 1.6 7.9 130 2 15 25 4.0 11.3 109 3 8 27 3.5 14.5 Prognosis

Rationale and design of trials in PTCL Rationale: Previous Phase 2 study in patients with relapsed/ refractory PTCL showed encouraging activity* Durable responses - median DOR: ~11 months Potential biomarkers that may predict activity of tipifarnib Design of Current Phase 2 Clinical Trial: Primary Objective: ORR 18 patient Phase 2 study with Simon two-stage design (11+7): 2 responses required after the first 11 evaluable patients to proceed to stage 2 Enrollment to be extended to 30 patients if 5 responses seen in stage 1 Dosing at 900 mg bid for 7 days in alternate week dosing Disease Indication n CR n (%) PR n (%) ORR (%) Overall 36 6 (17) 5 (14) 31% Hodgkin Lymphoma 19 2 (11) 2 (11) 21% Mycosis Fungoides 4 0 (0) 2 (50) 50% Peripheral T-Cell Lymphoma 8 3 (38) 1 (13) 50% Anaplastic Large Cell Lymphoma 5 1 (20) 0 (0) 20% *NCI-Sponsored Phase 2 Trial in Relapsed/Refractory Lymphomas; Blood. 2011;118(18):4882-9

Farnesylation of key signaling proteins in t cells supports development approach T cell lymphoma cells are constantly activated due to TCR complex mutations, dysregulation or mutations of signal transduction components. Normal T cells are activated by interaction of their T cell receptors (TCR) and CD28 with molecules in antigen presenting cells (APC).

Farnesylation of key signaling proteins in t cells supports development approach A subset of T cell lymphomas is characterized by Th1 cytokine production. Both Th1 cytokine production and tumor cell survival are regulated by farnesylated HRAS. Upon treatment of PTCL with tipifarnib, we expect to inhibit or kill the population of Th1 cells and shift the population to Th2 cells. By monitoring production of Th1 and Th2 cytokines and other markers, we may be able to identify those T-cell tumors sensitive to treatment with tipifarnib.

Overview – Lower risk Myelodysplastic syndromes What is MDS? Myelodysplastic syndromes (MDS) are a group of blood and bone marrow disorders with both proliferative and dysplastic phenotypes Characterized by ineffective hematopoiesis leading to cytopenias Autoimmunity known to play a role in the onset of lower risk MDS Estimated annual U.S. incidence of 13,000; 75% of patients (~ 9,750) comprise lower risk MDS Median age of patients with MDS is 70 to 75 years Lower-risk MDS patients are at high risk of infection, require regular transfusions and have a generally poor quality of life ~25% of MDS patients transform to AML Limited therapeutic options Prognosis

Previous phase 2 data supports development in Lower risk MDS Rationale: Previous Phase 2 study sponsored by J&J demonstrates tipifarnib is active in MDS* Identification of potential biomarkers Design of Current Phase 2 Clinical Trial: Primary Objective: RBC transfusion independence Initially, 44 eligible subjects stratified into one of 4 biomarker-defined strata Patients will be analyzed retrospectively for the presence/absence of various NK- and T-cell markers Dosing at 900 mg bid for 7 days in alternate week dosing Intermediate / High Risk MDS Including CMML Overall (N = 82) ORR (CR+HI) 26 (31.7%) Complete Response (CR) 12 (14.6%) Hematologic Improvement (HI) 14 (17.1%) *Study INT-28; Blood. 2007;109(10):4158-63

KIR2DS2 as a potential biomarker IN MDS 0 200 400 600 800 1000 0 20 40 60 80 100 Time (days) Survival probability (%) Time (days) Tipifarnib Treated Patients (n=34) NCI CTEP-20 Study P = 0.0074 High KIR2DS2 Median OS: 564 days Low KIR2DS2 Median OS: 153 days 0 200 400 600 800 1000 1200 0 20 40 60 80 100 Chemotherapy Treated Patients (n=51) German AMLCG 1999 Study P = 0.63 High KIR2DS2 Median OS: 284 days Low KIR2DS2 Median OS: 176 days High expression of KIR2DS2, an NK/T cell marker, correlated with clinical benefit in tipifarnib-treated AML patients; no correlation in chemo treated patients Expression of KIR2DS2 has been shown to predispose patients to the development of MDS and other autoimmune disorders Activating KIRs, such as KIR2DS2, are known to signal in part through the RAS pathway

Signaling pathways in mds have potential to yield predictive biomarkers During aging, loss of CD28 and gain of KIR2DS2 result in overproduction of Th1 cytokines and may induce autoimmunity against the bone marrow. Aging

Signaling pathways in mds have potential to yield predictive biomarkers By monitoring KIR2DS2 and other markers, we may be able to identify those patients with bone marrow dysplasia who could benefit from tipifarnib.

Overview – chronic myelomonocytic leukemia What is CMML? Chronic myelomonocytic leukemia (CMML) is a clonal disorder of bone marrow stem cells that shares characteristics of both myoproliferative and myelodysplastic diseases Increased monocytes and blasts in the peripheral blood and bone marrow, as well as dysplasia in at least one type of blood cell Estimated U.S. incidence of 1,400 patients Prognosis of CMML is very poor 3 year survival is approximately 29% Limited therapeutic options Prognosis

Previous Clinical data supports development in CMML Rationale: Observed clinical activity in previous studies including CMML patients* Opportunity to use response as primary endpoint Potential to treat 1st line patients Data from previous Phase 1 AML study supports higher dose in alternate week dosing schedule† Design of Current Phase 2 Clinical Trial: Primary Objective: ORR Two exploratory cohorts (RAS wild type and RAS mutant) Dosing up to 1,200 mg bid for 7 days in alternate week dosing Retrospective analysis of RAS mutational status of patients *INT-28: J&J clinical data; ITT population; CMML defined by FAB criteria. Response criteria as in Cheson et al. Blood 2000;96:3671-4 † Kirschbaum et al., Leukemia. 2011; 25(10):1543-7. CMML (N = 19) ORR (CR+CRp+PR) 4 (21.1%) CR 1 (5.3%) CRp 3 (15.8%) HI 3 (15.8%) Duration of Response, median 7.5 mo Time to AML, median Not Estimable Overall Survival, median 14.7 mo

EXCLUDING RAS MUTANTS MAY ENHANCE EFFICACY IN CMML

Responses in Mutant NRAS	
n	11
CR	2
HI	1
ORR	**27%**
Median DOR (d)	**89**


Responses in Mutant NRAS patients
CR
CR
HI
SD
SD
SD
SD
PD
PD
PD
PD
Responses in WT NRAS patients
CR
CR
CR
CR
CR
CR
HI
HI
HI
SD
SD
SD
SD
SD
SD
PD
PD
PD
PD
PD
PD

Responses in Wild Type NRAS	
n	21
CR	6
HI	3
ORR	**43%**
Median DOR (d)	**212**

- NCI CTEP-20 Phase 2 trial in 34 previously untreated elderly or unfit AML patients*
- NRAS gene status determined for 32 patients
- Higher response rate in AML patients with WT NRAS treated with tipifarnib may translate to CMML population
- Analysis of patient RAS mutational status will be conducted retrospectively in the planned Phase 2 CMML clinical trial

KURA ONCOLOGY

*CTEP-20; *Blood. 2008; 111: 2589-96*

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MULTIPLE PATHS TO REGISTRATION-ENABLING PHASE 3 STUDIES

Identify Therapeutic Opportunities
Facilitate Rapid & Efficient Clinical Validation

	HRAS Solid Tumors			PTCL	Lower Risk MDS	CMML*
Subjects	Thyroid n=18	Solid n=18	Urothelial n=18	n=18 (Potential for expansion to n=30)	n = 54	n = 20
1° Endpoint	ORR (RECIST v1.1)			ORR (IWC)	RBC transfusion independence	ORR using MDS/MPN IWG criteria
Rationale	• Preclinical data • Pathology series (urothelial)			• Prior Phase 2 experience • Patient biomarker analysis	• Prior Phase 2 experience • Patient biomarker analysis	• Prior Phase 2 experience • Patient biomarker analysis
Biomarkers	Documented HRAS mutations			Exploratory	NK cell markers including KIR2DS2	NRAS/KRAS wild-type versus mutant
Est. U.S. Incidence	8,000			5,000	9,750	1,400

* Proposed clinical plan

Potential to Select Indications for Advancement to Pivotal Study

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ko-947 – STRONG ACTIVITY IN MAPK Pathway MODELS with flexible dosing ATP competitive inhibitor of the extracellular receptor kinase (ERK) Aberrant signaling caused by mutations or dysregulation of the MAPK pathway associated with numerous tumor types KO-947 induced tumor regression in KRAS mutated tumor models at tolerable doses KO-947 compares favorably to clinical-stage reference compounds Advancing an intravenous administration, which has the potential to improve exposure and tolerability IND anticipated 2Q 2016

KO-947: TRANSLATIONAL RESEARCH IDENTIFIED POTENTIAL LEAD CLINICAL INDICATIONS



MAPK Pathway Mutations
Pancreatic
Lung
Colorectal
KRASmut PDAC
KO-947 Q2d
GEM
KRASmut NSCLC
KO-947 Q2d
KO-947 2Qw
KRASmut CRC
KO-947 Q2d
5-FU
Tumor volume (mm³)
Treatment time (days)
MAPK Pathway Dysregulation
Tumor A
Tumor B
Tumor C
KO-947 Q2d
KO-947 Qd
KO-947 Q2d
KO-947 QW
KO-947 Q2d
KO-947 QW
Tumor volume (mm³)
Treatment time (days)

- Robust anti-tumor activity demonstrated in two broad tumor classes with > 50% response rates in preclinical models
- Potential biomarkers have been identified

KURA ONCOLOGY

Evaluated KO-947 in 138 PDX models across 20 potential indications

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KO-947: RATIONALE FOR FURTHER STUDY IND-enabling studies and preparation ongoing Translational research identified potential lead indications Potential biomarkers identified IV route of administration selected for initial clinical study Opportunity to advance oral program to broaden indication set Development Plans Anticipated Milestones U.S. Commercial Opportunity IND submissionQ2 2016 Initiate Phase 1 study2H 2016 KRAS mutant tumors incidence Pancreatic cancer: 45,000 Colorectal cancer: 53,000 Non-small cell lung cancer: 23,000 MAPK pathway dysregulated tumors

MENIN-MLL INHIBITOR PROGRAM

- Chromosomal translocations of the MLL gene play a causative role in the onset, development and progression of a subset of acute leukemias
- Potential first-in-class program targeting menin-MLL interaction for treatment of MLL-rearranged and MLL-PTD AML and ALL
- Estimated U.S. incidence of 3,200 patients with MLL-rearranged and MLL-PTD
- Opportunities to target menin overexpression in additional tumor types
- Lead optimization underway; development candidate anticipated 2H 2016
- Licensed worldwide rights from University of Michigan

Potent and Selective Advanced Leads

KO-382 IC_{50}	MLL Leukemia Cells		Normal Cells	
	MV4;11	35 nM	K562	1500 nM
	MOLM13	75 nM	REH	2000 nM



MV4;11 sc. model
vehicle Control
KO-382 50 mg/kg/bid, po
KO-382 100 mg/kg/bid, po
KO-382 200 mg/kg/qd, po
KO-382 200 mg/kg/bid, po
Mean tumor volume
Treatment period (day)
0
500
1000
1500
2000
0
5
10
15
20

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NEAR-TERM MILESTONES

PROGRAM	EVENT	ANTICIPATED TIMING
Tipifarnib	Phase 2 clinical trial in HRAS mutant solid tumors	Ongoing
Tipifarnib	Phase 2 clinical trial in PTCL	Ongoing
Tipifarnib	Phase 2 IST in HRAS mutant urothelial cancer	Ongoing
Tipifarnib	Phase 2 clinical trial in lower risk MDS	Ongoing
KO-947	IND submission	1H 2016
KO-947	Initiate Phase 1 clinical trial	2H 2016
Tipifarnib	Initiate Phase 2 clinical trial in CMML	2H 2016
Tipifarnib	Topline data from Phase 2 study in HRAS mutant tumors	2H 2016
Menin-MLL	Nomination of development candidate	2H 2016
Tipifarnib	Topline data from Phase 2 study in low-risk MDS	1H 2017
Tipifarnib	Topline data from Phase 2 clinical trial in PTCL	2H 2017
Tipifarnib	Topline data from Phase 2 clinical trial in CMML	1H 2018

KURA ONCOLOGY
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Experienced management team Chief Executive Officer Troy Wilson, Ph.D., J.D. Chief Scientific Officer Yi Liu, Ph.D. SVP, Chemistry and Pharm. Sciences Pingda Ren, Ph.D. Chief Medical Officer Antonio Gualberto, M.D., Ph.D. Chief Financial Officer Heidi Henson, CPA SVP and General Counsel Annette North, LLB

Board and advisors Former President and CEO, Receptos, Inc. Faheem Hasnain SVP Finance and CFO, AnaptysBio, Inc. Robert Hoffman CEO and President, Kura Oncology, Inc. Troy Wilson, Ph.D., J.D. Professor and Chairman, Dept. Cellular & Molecular Pharmacology, UCSF Kevan Shokat, Ph.D. Director Emeritus of the UCSF Helen Diller Cancer Center and Professor, UCSF Frank McCormick, Ph.D., FRS Director of the Center for Molecular Therapeutics at Memorial Sloan-Kettering Cancer Center Neal Rosen, M.D., Ph.D. Former Senior VP Worldwide Discovery & Medicinal R&D Europe at Pfizer Sir Simon Campbell, CBE, FRS BOARD OF DIRECTORS SCIENTIFIC ADVISORS Mossrock Capital Thomas Malley

Corporate Overview Advance pipeline of targeted therapeutics for solid tumors and blood cancers Utilize precision medicine approaches to identify patients most likely to benefit from treatments; fast-to market strategy Development Strategy Experienced Team Pipeline Solid Financials Key roles in oncology R&D at both biotech and pharma Members of team have worked together since 2007 at Intellikine and Wellspring Biosciences Lead product candidate, tipifarnib, in multiple Phase 2 trials; additional Phase 2 trial planned Potential to initiate first pivotal study in 2017/18 Preclinical programs advancing; anticipate KO-947 IND 2Q 2016 $78.5M cash as of March 31, 2016* Resources expected to fund current operations into 2018 * Includes Cash, Cash Equivalents, and Short-Term Investments